Exhibit 10.1

WAIVER AND CONSENT

This WAIVER AND CONSENT (this “Waiver”), executed as of August 15, 2011, is by and among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders party hereto; and BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent, and the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Fifth Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2010, as amended by the First Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of November 8, 2010, the Second Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of December 22, 2010, the Third Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of April 29, 2011, and the Fourth Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of July 1, 2011, pursuant to which the Lenders and Agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B.            The Borrower has entered into that certain Agreement and Plan of Merger dated as of July 14, 2011 (the “Merger Agreement”), by and among the Borrower, BHP Billiton Limited, a corporation organized under the laws of Victoria, Australia (“BHPB”), BHP Billiton Petroleum (North America) Inc., a Delaware corporation, and North America Holdings II Inc., a Delaware corporation (“Merger Sub”).

C.            Pursuant to the Merger Agreement, Merger Sub, an indirect wholly-owned subsidiary of BHPB, will acquire at least a majority of the outstanding shares of common stock of the Borrower upon satisfaction or waiver of the conditions of the all-cash tender offer commenced on July 25, 2011 and, following such acquisition, Merger Sub will be merged with and into the Borrower, with the Borrower being the surviving corporation as a wholly-owned subsidiary of BHPB (collectively, the “BHPB Transactions”).

D.            The consummation of the BHPB Transactions would result in the occurrence of certain Defaults and Events of Default under the Credit Agreement.

E.             In order to facilitate the consummation of the BHPB Transactions, the Borrower may issue shares of common stock to Merger Sub if Merger Sub exercises the “Top-Up Option”

1

(as defined below) granted to it under the Merger Agreement.  The purchase price owed by Merger Sub to the Borrower for such shares of common stock will be paid, at Merger Sub’s option, (i) fully in cash, or (ii) partially in cash and partially through a full recourse promissory note issued to the Borrower (collectively, the “Top-Up Option Transaction”).

F.             The Borrower has requested, and the Borrower, the Administrative Agent and the Majority Lenders have agreed, subject to the terms and conditions contained herein, (i) to prospectively waive the Defaults and Events of Default that would occur as a result of the consummation of the BHPB Transactions, (ii) to consent to the BHPB Transactions, and (iii) to consent to the Top-Up Option Transaction.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Waiver, shall have the meaning ascribed such term in the Credit Agreement.  The following term shall have the following meaning for purposes of this Waiver:

“Top-Up Option” means an irrevocable option that Merger Sub (or one of its Affiliates) may, but is not obligated to, exercise following the change in control of the Borrower pursuant to the Merger Agreement, to purchase from the Borrower the number of Equity Interests in Borrower (in the form of common stock) that, when added to the number of Equity Interests in Borrower (in the form of common stock) already owned by BHPB and its Affiliates immediately prior to the time of such exercise, will constitute one share more than the number of Equity Interests in Borrower necessary for Merger Sub to be merged into Borrower without any vote or written consent of stockholders in accordance with the “short-form” merger provisions of Section 253 of the Delaware General Corporation Law, which option may be exercised, at Merger Sub’s election, (i) in cash or (ii) by a combination of cash (not less than the aggregate par value of the shares to be purchased under the option) and execution of a promissory note, bearing simple interest of 5% per annum, for the remainder of the purchase price.

Section 2.               Waivers of Defaults and Events of Default.  Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Waiver, the Administrative Agent and the Majority Lenders hereby waive any Defaults and Events of Default which arise as a result of the consummation of the BHPB Transactions or which will arise as a result of the Top-Up Option Transaction, including, without limitation, the Defaults and Events of Default resulting from:  (a) the restrictions against mergers and consolidations set forth in Section 9.12 of the Credit Agreement, (b) the occurrence of a Change in Control, (c) any voluntary calls for, offer to

2

repurchase or repurchases of, offer to redeem or redemptions of, the Senior Notes outstanding on the date hereof in violation of Section 9.04(b) of the Credit Agreement, including any “Change of Control Offer” under and as defined in each Senior Indenture, (d) any amendments, modifications or waivers of the Senior Indentures or the Senior Notes outstanding on the date hereof in violation of Section 9.04(b) of the Credit Agreement, (e) the occurrence of any event or condition in connection with the BHPB Transactions that results in any Senior Notes becoming due prior to their scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) any holder of any Senior Notes (or any trustee or agent on their behalf) to cause such Senior Notes to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to their scheduled maturity or require the Borrower or any Restricted Subsidiary to make an offer in respect thereof, (f) any Restricted Payments in excess of $5 million to terminate directors’ or employees’ option agreements, stock appreciation rights or restricted stock agreements under the Borrower’s incentive stock plans in violation of Section 9.04(a) of the Credit Agreement, (g) the occurrence of any default or event of default under the terms of any Material Indebtedness, other than, in each case, any payment default or acceleration of payment resulting from the BHPB Transactions, and (h) a violation of Section 9.05 of the Credit Agreement or Section 9.15 of the Credit Agreement, in each case, in connection with the Top-Up Option Transaction.

Section 3.               Consent to BHPB Transactions.  Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Waiver, notwithstanding anything to the contrary in the Credit Agreement, the Administrative Agent and the Majority Lenders hereby consent to the BHPB Transactions.  In addition, Section 9.12 of the Credit Agreement is hereby amended by replacing the words “The Borrower will not” in the first line thereof with the words “Except to the extent provided in the Agreement and Plan of Merger, dated as of July 14, 2011, by and among the Borrower, BHP Billiton Limited, BHP Billiton Petroleum (North America) Inc. and North America Holdings II Inc., the Borrower will not”.

Section 4.               Consent to Top-Up Option Transaction.  Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Waiver, notwithstanding anything to the contrary in the Credit Agreement, the Administrative Agent and the Majority Lenders hereby consent to the Top-Up Option Transaction.

Section 5.               Conditions Precedent.  The effectiveness of this Waiver is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such documents are received and conditions satisfied or waived, the “Waiver Effective Date”):

3

(a)           The Administrative Agent shall have received from the Borrower, the Majority Lenders, and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Waiver signed on behalf of such Person.

(b)           After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing as of the Waiver Effective Date.

The Administrative Agent is hereby authorized and directed to declare this Waiver to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby, which declaration shall be promptly notified to the Borrower. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6.               Representations and Warranties.  The Borrower and each Guarantor hereby affirms:  (a) that as of the date of execution and delivery of this Waiver, and after giving effect to the waivers and consents contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date), and (b) that after giving effect to the waivers and consents contemplated hereby, no Default or Event of Default exists under the Loan Documents or will exist under the Loan Documents.

Section 7.               Miscellaneous.

(a)           Confirmation.  The provisions of the Credit Agreement (as supplemented by this Waiver) shall remain in full force and effect in accordance with its terms following the effectiveness of this Waiver.

(b)           Ratification and Affirmation of Borrower and Guarantors.  The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this Waiver, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guaranty Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guaranty Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

(c)           Counterparts.  This Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

4

(d)           No Oral Agreement.  THIS WRITTEN WAIVER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)           Governing Law.  THIS WAIVER (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN ON NEXT PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Mark J. Mize
Mark J. Mize
Executive Vice President, Chief Financial
Officer and Treasurer

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

HAWK FIELD SERVICES, LLC

PETROHAWK PROPERTIES, LP
By:	P-H Energy, LLC
Its General Partner

WINWELL RESOURCES, L.L.C.

WSF, INC.

KCS RESOURCES, LLC

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

ONE TEC, LLC

ONE TEC OPERATING, LLC

HK TRANSPORTATION, LLC

PETROHAWK HOLDINGS, LLC

By:	/s/ Mark J. Mize
Mark J. Mize
Executive Vice President, Chief Financial
Officer and Treasurer

FRACHAWK SERVICES, LLC

BIG HAWK SERVICES, LLC

By:	/s/ Mark J. Mize
Mark J. Mize
Treasurer

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

HK ENERGY MARKETING, LLC

By:	/s/ Mark J. Mize
Mark J. Mize
Chief Financial Officer and Treasurer

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Director

	By:	/s/ Evans R. Swann
Name: Evan R. Swann
Title: Managing Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CO-SYNDICATION AGENT:	BANK OF MONTREAL,
as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A.,
as Co-Syndication Agent and Lender

	By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and Lender

	By:	/s/ Michael Kamauf
Name: Michael Kamauf
Title: Authorized Officer

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A.,
as Co-Documentation Agent and Lender

	By:	/s/ Doug McDowell
Name: Doug McDowell
Title: Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Allen Huang
Name: Allen Huang
Title: AVP

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A.

By:	/s/ Frank Jolley
Name: Frank Jolley
Title: Authorized Signatory

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Frank Jolley
Name: Frank Jolley
Title: Vice President

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

By:	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Vice President

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name: Matthew L. Molero
Title: President

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

ING CAPITAL LLC

By:	/s/ Huma Manal
Name: Huma Manal
Title: Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

MIHUZO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

CITIBANK, N.A.

By:	/s/ James Beilly
Name: James Beilly
Title: Vice President

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David Morris
Name: David Morris
Title: Vice President

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

SUNTRUST BANK

By:	/s/ Greg Magnuson
Name: Greg Magnuson
Title: Vice President

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name: John Frazell
Title: Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

GOLDMAN SACHS BANK USA

By:	/s/ Rick Canonico
Name: Rick Canonico
Title: Authorized Signatory

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

NATIXIS

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Managing Director

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Managing Director

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]

BOKF, N.A. D/B/A BANK OF TEXAS, N.A.

By:
Name:
Title:

[Signature Page to Waiver and Consent for Petrohawk Revolving Credit Agreement]